UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2006

Pierre Foods, Inc.

(Exact name of Registrant as specified in its charter)

North Carolina	0-7277	56-0945643
(State or other jurisdiction of	(Commission	(IRS Emploer
incorporation or organization)	File Number)	Identification No.)

9990 Princeton Road, Cincinnati, OH		45246
(Address of principal executive offices)		(Zip code)

513-874-8741

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 16, 2006, Pierre Foods, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter and the year-to-date period ended December 3, 2005.  The text of the release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 is furnished pursuant to Item 2.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIERRE FOODS, INC.

Date:	January 17, 2006	By	/s/ Joseph W. Meyers
Joseph W. Meyers
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Pierre Foods, Inc. dated January 16, 2006